UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 17, 2012
Date of Report (Date of earliest event reported)

RDA HOLDING CO.
(Exact name of registrant as specified in its charter)

Delaware	333-170143-07	37-1537045
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

750 Third Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 293-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 4.01 Changes on Registrant’s Certifying Accountant.

a)On August 17, 2012, RDA Holding Co. (“the Company”) dismissed its independent registered public accounting firm, Ernst & Young LLP (“E&Y”). The decision to change independent registered public accounting firms was approved by the Company’s Audit Committee, in consultation with the Company’s Board of Directors.

E&Y’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2010 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2011, subsequent interim periods through June 30, 2012, and the subsequent period through the date of dismissal, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the matter in its reports on the Company’s financial statements.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2011, subsequent interim periods through June 30, 2012, and the subsequent period through the date of dismissal, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

The Company requested E&Y to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter has been furnished and is filed herewith as Exhibit 16.1.

b)On August 17, 2012, the Company engaged PricewaterhouseCoopers LLP (“PWC”) as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods through the date of engagement of PWC, the Company (or someone acting on its behalf) did not consult PWC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Ernst & Young, dated August 22, 2012 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RDA Holding Co.

/s/ Paul R. Tomkins
Name: Paul R. Tomkins
Title: Executive Vice President and Chief Financial Officer
Date: August 22, 2012

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young, dated August 22, 2012 regarding change in certifying accountant.